Exhibit 10.2

WAIVER AND FIRST AMENDMENT TO
ELEVENTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO ELEVENTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 3rd day of March, 2020, by and among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof (the Company and such Subsidiaries of the Company are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity, the “Floor Plan Agent”).

WITNESSETH:

WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent are parties to that certain Eleventh Amended and Restated Revolving Credit Agreement dated effective as of June 27, 2019 (the “Credit Agreement;” all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement as amended by this Amendment); and

WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent desire to amend the Credit Agreement in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent hereby agree as follows:

1.    The definitions of “GM Borrower Guaranty” “Total Acquisition Loan Commitment” “Total Commitment” and “Total Floor Plan Loan Commitment” set forth in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

“GM Borrower Guaranty” means that certain Amended and Restated Guaranty Agreement dated as of the Closing Date executed by the GM Borrowers in favor of the Agent for the benefit of the Secured Parties.
“Total Acquisition Loan Commitment” means, at any time, the aggregate amount of the Acquisition Loan Commitments of all Lenders, as in effect at such time in accordance with this Agreement, which Commitments, as of the First Amendment Closing Date, equal the Dollar equivalent of $135,000,000, whether designated partly in Dollars and partly in one or more Alternative Currencies. Notwithstanding anything to the contrary contained herein, the Total Acquisition Loan Commitment shall not at any time exceed twenty percent (20%) of the Total Commitment.
“Total Commitment” means, at any time, the aggregate amount of the Commitments of all Lenders, as in effect at such time in accordance with this Agreement, which Commitments, as of the First Amendment Closing Date, equal the Dollar equivalent of $1,745,000,000, whether designated all in Dollars or partly in Dollars and partly in one or more Alternative Currencies.
“Total Floor Plan Loan Commitment” means, at any time, the aggregate amount of the Floor Plan Loan Commitments of all Lenders, as in effect at such time in accordance with this Agreement, which Commitments, as of the First Amendment Closing Date, equal $1,610,000,000.
2.    A new definition of First Amendment Closing Date is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order as follows:

“First Amendment Closing Date” means March 3, 2020.
3.    The first sentence of Section 5.5(c) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

Exhibit 10.2

Subject to the terms and provisions of this Section 5.5, at any time there exists any unused portion of the Floor Plan Loan Commitments, the Company may request in writing the Agent to convert up to $214,000,000 of such unused portion of the Floor Plan Loan Commitments into Acquisition Loan Commitments; provided, following such conversion, the total of the Floor Plan Loan Commitments shall not be less than an amount equal to (i) the sum of all Floor Plan Loans then outstanding, plus (ii) the sum of all Swing Line Loans then outstanding; and in such event and following five (5) Business Days prior written notice from the Company to the Agent, the Acquisition Loan Commitments shall be increased by the amount so requested by the Company, such amount together with the Floor Plan Loan Commitments not to exceed the Total Commitment.

4.    Section 5.18(f) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
Notwithstanding anything to the contrary in this Section 5.18, (i) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion and (ii) after giving effect to any increase in the Commitments pursuant to this Section 5.18, the aggregate amount of the Commitments shall not exceed $2,045,000,000.

5.    Section 13.7(b)(ii) is hereby amended to change the word “change” as it appears before the phrase “the amount of the Total Commitment” to “increase”.

6.    Bank of the West (an “Exiting Lender”) has notified Agent and the Borrowers of its desire for Borrowers to repay in full Exiting Lender’s Pro Rata Share of Floor Plan Loan Commitments and Pro Rata Share of Acquisition Loan Commitments on a non pro rata basis. Pursuant to the request of the Company, the Lenders hereby waive the requirements of (i) Section 5.5(a) of the Credit Agreement that requires that any permanent reduction of the Total Commitment among the Lenders be in accordance with their respective Pro Rata Share of Floorplan Loan Commitments and Pro Rata Share of Acquisition Loan Commitments, be made ratably between the Total Floor Plan Loan Commitment and the Total Acquisition Loan Commitment, respectively, and be made pro rata among the Lenders within each type of Commitment, and (ii) Section 5.11 of the Credit Agreement that requires any prepayment of the Notes be in accordance with each Lender’s respective Pro Rata Share of Floorplan Loan Commitments and respective Pro Rata Share of Acquisition Loan Commitments. This Section 6 is not, and shall not be construed as, a waiver regarding any future non-pro rata reductions under Sections 5.5(a) and 5.11 of the Credit Agreement or a waiver of any other terms, provisions, conditions or covenants contained in the Credit Agreement and/or in any other Loan Document.

7.    On the First Amendment Closing Date, (a) Exiting Lender, shall (i) be paid in full for all amounts owing under the Credit Agreement as agreed and calculated by the Exiting Lender and the Agent in accordance with the Credit Agreement, (ii) cease to be a “Lender” under the Credit Agreement and the Loan Documents, and (iii) relinquish its rights (provided that it shall still be entitled to any rights of indemnification in respect of any circumstance or event or condition arising prior to the date of this Amendment) and be released from its obligations under the Credit Agreement and the other Loan Documents as defined therein and (b) the Commitments of each Lender shall be as set forth on Schedule 1.1(a) attached hereto. The Exiting Lender is executing this Amendment for the sole purpose of evidencing its agreement to this Section 7 only and for no other purpose.

8.    Each of the Borrowers hereby agrees to reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents and/or instruments relating to this Amendment, including, without limitation, reasonable attorneys’ fees and expenses. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrowers’ Obligations and the termination of the Credit Agreement.

9.    All references in the Credit Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Loan Documents to the Credit Agreement and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated.

10.    Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

11.    This Amendment shall be binding upon and inure to the benefit of the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their respective rights or obligations under the Credit Agreement as amended by this Amendment.

Exhibit 10.2

12.    Each of the Borrowers hereby represents and warrants to the Agent, the Floor Plan Agent and each Lender that:

(a)    the execution, delivery and performance by each Borrower of this Amendment and the other Loan Documents are within the corporate or limited liability company powers, as applicable, of such Borrower have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of such Borrower and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)    the execution, delivery and performance by each Borrower of this Amendment and the other Loan Documents do not conflict in any material respect with, or result in a material breach of the terms, conditions or provisions of, or constitute a material default under or result in any material violation of, the terms of the Certificate or Articles of Incorporation, Articles of Organization, Certificate of Formation, Bylaws or Operating Agreement, as applicable, of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property is bound or to which such Borrower or any of its Property is subject;

(c)    this Amendment and each other Loan Document have been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each such Borrower and is enforceable against each such Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    all of the representations and warranties made by any Borrower and/or any other Loan Party in the Credit Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (except to the extent that such representation or warranty is made as of an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); and

(e)    as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

13.    Each of the GM Borrowers hereby consents to the terms, provisions and conditions contained in this Amendment. Each of the GM Borrowers hereby acknowledges and agrees that (a) the execution and delivery of this Amendment by the Borrowers to the Agent, the Floor Plan Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent, the Floor Plan Agent and/or the Lenders under the GM Borrower Guaranty executed by each of the undersigned, in favor of the Agent, the Floor Plan Agent and the Lenders with respect to the indebtedness of Borrowers to the Agent, the Floor Plan Agent and the Lenders, (b) all references in the GM Borrower Guaranty to the “Credit Agreement”, shall henceforth be deemed to refer to the Credit Agreement, as amended by this Amendment, (c) payment of all of the “Guaranteed Obligations” (as defined in the GM Borrower Guaranty) is guaranteed to the Agent, the Floor Plan Agent and the Lenders by such undersigned pursuant to the terms of the GM Borrower Guaranty, and (d) the GM Borrower Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

14.    In the event of any inconsistency or conflict between this Amendment and the Credit Agreement with respect to the matters set forth herein, the terms, provisions and conditions contained in this Amendment shall govern and control.

15.    This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Texas.

16.    THIS WRITTEN AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO), THE CREDIT AGREEMENT, THE NOTES, THE AGENT’S LETTER, THE FLOOR PLAN AGENT’S LETTER AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment. Nothing in this

Exhibit 10.2

Amendment , expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

17.    This Amendment may be signed in any number of counterparts (including telecopy counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same document.

18.    Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

(a)    this Amendment, duly executed by each Borrower, Agent and each Lender;

(b)    payment by Borrowers of all costs, expenses and fees of Agent and Floor Plan Agent which are presently due and payable under this Amendment, the Credit Agreement and the other Loan Documents; and

(c)    such other agreements, documents, instruments and certificates as Agent, Floor Plan Agent or any Lender may reasonably request.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –
SIGNATURE PAGES FOLLOW]

Exhibit 10.2

IN WITNESS WHEREOF, the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent have executed this Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement as of the day and year first written above..

BORROWERS:    GROUP 1 AUTOMOTIVE, INC.,
a Delaware corporation

By:    /s/ John C. Rickel_______________________________
    John C. Rickel
Senior Vice President

Advantagecars.com, Inc., a Delaware corporation
Amarillo Motors-F, Inc., a Delaware corporation
Bob Howard Automotive-East, Inc., an Oklahoma corporation
Bob Howard Chevrolet, Inc., an Oklahoma corporation
Bob Howard Dodge, Inc., an Oklahoma corporation
Bob Howard Motors, Inc., an Oklahoma corporation
Bob Howard Nissan, Inc., an Oklahoma corporation
Chaperral Dodge, Inc., a Delaware corporation
Danvers-S, Inc., a Delaware corporation
Danvers-SB, Inc., a Delaware corporation
Danvers-T, Inc., a Delaware corporation
Danvers-TII, Inc., a Delaware corporation
Danvers-TL, Inc., a Delaware corporation
GPI AL-N, Inc., a Delaware corporation
GPI CA-DMII, Inc., a Delaware corporation
GPI CA-F, Inc., a Nevada corporation
GPI CA-SV, Inc., a Delaware corporation
GPI CA-TII, Inc., a Delaware corporation
GPI CC, Inc., a Delaware corporation
GPI GA Holdings, Inc., a Delaware corporation
GPI KS Motors, Inc., a Delaware corporation
GPI KS-SB, Inc., a Delaware corporation
GPI KS-SH, Inc., a Delaware corporation
GPI KS-SK, Inc., a Delaware corporation
GPI MS-H, Inc., a Delaware corporation
GPI MS-N, Inc., a Delaware corporation
GPI MS-SK, Inc., a Delaware corporation
GPI NH-T, Inc., a Delaware corporation
GPI NH-TL, Inc., a Delaware corporation
GPI NM-J, Inc., a New Mexico corporation

[Continued on following page]

Exhibit 10.2

GPI NM-LRII, Inc., a New Mexico corporation
GPI NM-SB, Inc., a New Mexico corporation
GPI NM-SBII, Inc., a New Mexico corporation
GPI NM-TL, Inc., a New Mexico corporation
GPI NY Holdings, Inc., a Nevada corporation
GPI OK-HII, Inc., a Nevada corporation
GPI OK-SH, Inc., a Delaware corporation
GPI SAC-T, Inc., a Delaware corporation
GPI SC, Inc., a Delaware corporation
GPI SC Holdings, Inc., a Delaware corporation
GPI SD-DC, Inc., a Delaware corporation
GPI TX-A, Inc., a Nevada corporation
GPI TX-AII, Inc., a Texas corporation
GPI TX-AIII, Inc., a Texas corporation
GPI TX-ARGMIII, Inc., a Nevada corporation
GPI TX-DMII, Inc., a Nevada corporation
GPI TX-DMIII, Inc., a Nevada corporation
GPI TX-DMIV, Inc., a Nevada corporation
GPI TX-EPGM, Inc., a Delaware corporation
GPI TX-F, Inc., a Delaware corporation
GPI TX-FM, Inc., a Nevada corporation
GPI TX-HAII, Inc., a Nevada corporation
GPI TX-HGM, Inc., a Delaware corporation
GPI TX-HGMII, Inc., a Nevada corporation
GPI TX-HGMIV, Inc., a Nevada corporation
GPI TX-HIII, Inc., a Texas corporation
GPI TX-NVI, Inc., a Nevada corporation
GPI TX-P, Inc., a Texas corporation
GPI TX-SBII, Inc., a Delaware corporation
GPI TX-SBIII, Inc., a Nevada corporation
GPI TX-SHII, Inc., a Delaware corporation
GPI TX-SK, Inc., a Delaware corporation
GPI TX-SKII, Inc., a Nevada corporation
GPI TX-SU, Inc., a Texas corporation
GPI TX-SV, Inc., a Delaware corporation
GPI TX-SVII, Inc., a Delaware corporation
GPI TX-SVIII, Inc., a Delaware corporation
Group 1 Associates, Inc., a Delaware corporation
Group 1 FL Holdings, Inc., a Delaware corporation
Group 1 Funding, Inc., a Delaware corporation
Group 1 LP Interests-DC, Inc., a Delaware corporation
Group 1 Realty, Inc., a Delaware corporation
Howard-GM II, Inc., a Delaware corporation
Howard-GM, Inc., a Delaware corporation
Howard-H, Inc., a Delaware corporation

[Continued on following page]

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

Howard-HA, Inc., a Delaware corporation
Howard-SB, Inc., a Delaware corporation
HRI Procurement, Inc., a Texas corporation
Kutz-N, Inc., a Delaware corporation
Lubbock Motors, Inc., a Delaware corporation
Lubbock Motors-F, Inc., a Delaware corporation
Lubbock Motors-GM, Inc., a Delaware corporation
Lubbock Motors-S, Inc., a Delaware corporation
Lubbock Motors-SH, Inc., a Delaware corporation
Lubbock Motors-T, Inc., a Delaware corporation
Maxwell Ford, Inc., a Delaware corporation
Maxwell-GMII, Inc., a Delaware corporation
Maxwell-N, Inc., a Delaware corporation
Maxwell-NII, Inc., a Delaware corporation
McCall-F, Inc., a Delaware corporation
McCall-H, Inc., a Delaware corporation
McCall-HA, Inc., a Delaware corporation
McCall-N, Inc., a Delaware corporation
McCall-SB Inc., a Delaware corporation
McCall-T, Inc., a Delaware corporation
McCall-TII, Inc., a Delaware corporation
McCall-TL, Inc., a Delaware corporation
Mike Smith Automotive-H, Inc., a Delaware corporation
Mike Smith Automotive-N, Inc., a Texas corporation
Mike Smith Autoplaza, Inc., a Texas corporation
Mike Smith Autoplex Dodge, Inc., a Texas corporation
Mike Smith Autoplex, Inc., a Texas corporation
Mike Smith Autoplex-German Imports, Inc.,
a Texas corporation
Mike Smith Imports, Inc., a Texas corporation
Miller Automotive Group, Inc., a California corporation
Miller-DM, Inc., a Delaware corporation
NJ-H, Inc., a Delaware corporation
NJ-HAII, Inc., a Delaware corporation
NJ-SV, Inc., a Delaware corporation
Rockwall Automotive-F, Inc., a Delaware corporation

By:     /s/ Darryl M. Burman ________________________________
Darryl M. Burman
    Vice President of each of the above-named corporations

[Continued on following page]

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

Baron Leasehold, LLC, a Kansas limited liability company
By:    Baron Development Company, LLC,
a Kansas limited liability company, its Sole Member
Baron Development Company, LLC, a Kansas limited liability company
G1R Clear Lake, LLC, a Texas limited liability company
G1R Florida, LLC, a Delaware limited liability company
G1R Mass, LLC, a Delaware limited liability company
GPI SC-SBII, LLC, a Delaware limited liability company
Ivory Auto Properties of South Carolina, LLC,
a South Carolina limited liability company
Tate CG, L.L.C., a Maryland limited liability company
By:    Group 1 Realty, Inc.,
a Delaware corporation, its Sole Member

Harvey Ford, LLC, a Delaware limited liability company
By:    Bohn-FII, LLC,
a Delaware limited liability company, its Sole Member

Bohn-FII, LLC, a Delaware limited liability company
GPI LA-FII, LLC, a Delaware limited liability company
GPI LA-H, LLC, a Louisiana limited liability company
Harvey GM, LLC, a Delaware limited liability company
Harvey Operations-T, LLC, a Delaware limited liability company
By:    Bohn Holdings, LLC,
a Delaware limited liability company, its Sole Member

GPI AL-SB, LLC,
a Delaware limited liability company
By:    GPI AL-N, Inc.,
a Delaware corporation, its Sole Member

GPI GA Liquidation, LLC,
a Delaware limited liability company
GPI GA-CC, LLC, a Georgia limited liability company
GPI GA-CGM, LLC, a Nevada limited liability company
GPI GA-DM, LLC, a Delaware limited liability company
GPI GA-FII, LLC, a Delaware limited liability company
GPI GA-FIII, LLC, a Delaware limited liability company
GPI GA-FM, LLC, a Nevada limited liability company
GPI GA-SU, LLC, a Nevada limited liability company
GPI GA-T, LLC, a Delaware limited liability company
GPI GA-TII, LLC, a Nevada limited liability company
By:    GPI GA Holdings, Inc.,
a Delaware corporation, its Sole Member

[Continued on following page]

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

GPI NJ-HA, LLC, a Nevada limited liability company
GPI NJ-HII, LLC, a Nevada limited liability company
By:    NJ-H, Inc.
a Delaware corporation, its Sole Member

GPI NJ-SB, LLC, a Nevada limited liability company
By:    NJ-DM, Inc., a Delaware corporation, its Sole Member

GPI NM-SC, LLC,
a New Mexico limited liability company
By:    GPI NM-SB, Inc.,
a New Mexico corporation, its Sole Member

GPI NM-SCII, LLC, a New Mexico limited liability company
By:    GPI NM-SBII, Inc.,
a New Mexico corporation, its Sole Member

GPI SC-SB, LLC, a Delaware limited liability company
GPI SC-T, LLC, a Delaware limited liability company
By:    GPI SC Holdings, Inc.,
a Delaware corporation, its Sole Member

GPI FL-A, LLC, a Nevada limited liability company
GPI FL-H, LLC, a Delaware limited liability company
GPI FL-VW, LLC, a Delaware limited liability company
By:    Group 1 FL Holdings, Inc.,
a Delaware corporation, its Sole Member

Ira Automotive Group, LLC,
a Delaware limited liability company
By:    Danvers-T, Inc.,
a Delaware corporation, its Sole Member

GPI, Ltd., a Texas limited partnership
Rockwall Automotive-DCD, Ltd., a Texas limited partnership
By:    Group 1 Associates, Inc.,
a Delaware corporation, its General Partner

By:     /s/ Darryl M. Burman ________________________________
Darryl M. Burman
    Vice President of each of the above-named corporations

[Continued on following page]

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

Bohn Holdings, LLC, a Delaware limited liability company
Danvers-SU, LLC, a Delaware limited liability company
By:    Group 1 Holdings-S, L.L.C.,
a Delaware corporation, its Sole Member
GPI MD-SB, LLC, a Delaware limited liability company
Group 1 Holdings-DC, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-F, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-GM, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-H, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-N, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-S, L.L.C.,
a Delaware limited liability company
Group 1 Holdings-T, L.L.C.,
a Delaware limited liability company
Howard-DCIII, LLC, a Delaware limited liability company
Key Ford, LLC, a Delaware limited liability company
By:    Group 1 Automotive, Inc.,
a Delaware corporation, its Sole Member

By:    /s/ Darryl M. Burman _________________________
Darryl M. Burman
Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

AGENT, ISSUING BANK AND LENDER:	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Katherine A. Taylor
Name: Katherine A. Taylor
Title: Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    JPMORGAN CHASE BANK, N.A.

By: /s/ John Kushnerick
Name: John Kushnerick
Title Executive Director

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    BANK OF AMERICA, N.A.

By: /s/ David Smith
Name: David Smith
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Chad McNeill
Name: Chad McNeill
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    MERCEDES-BENZ FINANCIAL SERVICES USA LLC

By: /s/ Michele Nowak
Name: Michele Nowak
Title: Credit Director, National Accounts

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    TOYOTA MOTOR CREDIT CORPORATION

By: /s/ Wade Osborne
Name: Wade Osborne
Title: National Account Manager

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

FLOOR PLAN AGENT, SWING LINE BANK AND LENDER:    COMERICA BANK

By: /s/ W. Cody Brackeen
Name: W. Cody Brackeen
Title: Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    BMW FINANCIAL SERVICES NA, LLC

By: /s/ Alex Calcasola
Name: Alex Calcasola
Title: Credit Manager

By: /s/ Thomas Rumfola
Name: Thomas Rumfola
Title: General Manager, Credit

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    AMERICAN HONDA FINANCE CORPORATION

By: /s/ John Johnson
Name: John Johnson
Title: Senior Manager, Dealer Financial Services

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:                BBVA USA, an Alabama banking corporation

By: /s/ Collis Sanders
Name: Collis Sanders
Title: Executive Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    TRUIST BANK (FKA BRANCH BANKING & TRUST COMPANY)

By: /s/ Michael R. Burkitt
Name: Michael R. Burkitt
Title: National Accounts Director and
Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    TD BANK, N.A.

By: /s/ Judy Johnson
Name: Judy Johnson
Title: Vice President, Major Accounts, Market
Credit Manager

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    MASSMUTUAL ASSET FINANCE LLC

By: /s/ Donald Buttler
Name: Donald Buttler
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    NYCB SPECIALTY FINANCE COMPANY, LLC

By: /s/ Mark C. Mazmanian
Name: Mark C. Mazmanian
Title: First Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    KEYBANK NATIONAL ASSOCIATION

By: /s/ Andrew Scott
Name: Andrew Scott
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    CAPITAL ONE, N.A.

By: /s/ Lewis H. Gissel II
Name: Lewis H. Gissel II
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    PNC BANK, NATIONAL ASSOCIATON

By: /s/ Andrea Kinnik
Name: Andrea Kinnik
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    BARCLAYS BANK PLC

By: /s/ Patricia Oreta
Name: Patricia Oreta
Title: Director
Executed in New York

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    ZIONS BANCORPORATION, N.A. DBA AMEGY BANK

By: /s/ Lauren Page
Name: Lauren Page
Title: Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    ALLY BANK

By: /s/ Jeff Nethercot
Name: Jeff Nethercot
Title: Authorized Representative

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:    AMARILLO NATIONAL BANK

By: /s/ John T. McElyea
Name: John T. McElyea
Title: Senior Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

LENDER:                    BOKF, NA d/b/a BANK OF OKLAHOMA

By: /s/ Bryan T. Parises
Name: Bryan T. Parises
Title: Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

Acknowledged and agreed to only with respect to Section 7 of the Amendment by:

EXITING LENDER:    BANK OF THE WEST

By: /s/ Silvia K. Boulger
Name: Silvia K. Boulger
Title: Vice President

Signature page to Waiver and First Amendment to Eleventh Amended and Restated Revolving Credit Agreement

Exhibit 10.2

SCHEDULE 1.1(a)
LENDERS AND COMMITMENTS

Lender	Floor Plan Loan Commitment	Acquisition Loan Commitment	Alternative Currency Sublimit [1]	Total Commitment
U.S. Bank National Association	$124,555,874	$10,444,126	11.894273127753%	$135,000,000
JPMorgan Chase Bank, N.A.	124,555,874	10,444,126	11.894273127753%	135,000,000
Bank of America, N.A.	124,555,874	10,444,126	11.894273127753%	135,000,000
Wells Fargo Bank, National Association	124,555,874	10,444,126	11.894273127753%	135,000000
Mercedes-Benz Financial Services USA LLC	119,942,693	10,057,307		130,000,000
Toyota Motor Credit Corporation	119,942,693	10,057,307		130,000,000
Comerica Bank	101,489,971	8,510,029	9.691629955947%	110,000,000
BMW Financial Services NA, LLC	96,876,791	8,123,209		105,000,000
American Honda Finance Corporation	96,876,791	8,123,209		105,000,000
BBVA USA, an Alabama banking corporation	78,424,069	6,575,931	7.488986784141%	85,000,000
Truist Bank (fka Branch Banking & Trust Company)	64,584,527	5,415,473	6.167400881057%	70,000,000
TD Bank, N.A.	59,971,347	5,028,653	5.726872246696%	65,000,000
MassMutual Asset Finance LLC	59,971,347	5,028,653		65,000,000
NYCB Specialty Finance Company, LLC	50,744,986	4,255,014		55,000,000
KeyBank National Association	50,744,986	4,255,014	4.845814977974%	55,000,000
Capital One, N.A.	46,131,805	3,868,195	4.405286343612%	50,000,000
PNC Bank, National Association	46,131,805	3,868,195	4.405286343612%	50,000,000
Barclays Bank PLC	32,292,264	2,707,736	3.083700440529%	35,000,000
Zions Bancorporation, N.A. dba Amegy Bank	27,679,083	2,320,917	2.643171806167%	30,000,000
Ally Bank	23,065,902	1,934,098	2.202643171806%	25,000,000
Amarillo National Bank	18,452,722	1,547,278		20,000,000
BOFK, NA d/b/a Bank of Oklahoma	18,452,722	1,547,278	1.762114537445%	20,000,000
TOTAL	$1,610,000,000	$135,000,000	100.00%	$1,745,000,000

1 Expressed as a percentage of the Alternative Currency Sublimit.